Condensed Consolidated Statements of Comprehensive Income (Loss) (Predecessor, USD $) In Thousands, unless otherwise specified	9 Months Ended
Sep. 30, 2013
Predecessor
Net income (loss)	$ 67,180
Other comprehensive gain (loss):
Reclassification adjustment for loss included in net income	1,862
Unrealized gains on notes receivable arising during the year	502
Total other comprehensive gain	2,364
Total comprehensive income (loss)	69,544
Comprehensive income (loss) attributable to J.G. Wentworth, LLC	$ 69,544